SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, DC 20549


                                  FORM 8-K



                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) October 27, 1998


                           Brunswick Corporation
           (Exact Name of Registrant as Specific in Its Charter)

                                  Delaware
               (State or Other Jurisdiction of Incorporation)

                             1-1043 36-0848180
       (Commission File Number) (I.R.S. Employer Identification No.)

           1 North Field Court, Lake Forest, Illinois 60045-4811
            (Address of Principal Executive Offices) (Zip Code)

                               (847) 735-4700
            (Registrant's Telephone Number, Including Area Code)


       (Former Name or Former Address, if Changed Since Last Report)









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Item 5.           Other Events

         On October 27, 1998, Brunswick Corporation announced that a suit was filed on October 23, 1998, in the Federal Court in Minnesota claiming Brunswick violated various provisions of the antitrust laws in connection with its sales of MerCruiser sterndrive and inboard engines. A copy of the press release is Exhibit 99 to this current report on Form 8-K.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits.


99. Press release announcing that Brunswick Corporation was sued in Federal Court in Minnesota for violation of antitrust laws.






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                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          BRUNSWICK CORPORATION



DATE:  October 29, 1998                    By:/s/ Victoria J. Reich
                                              -----------------------------
                                           Name:  Victoria J. Reich
                                           Title: Vice President
                                                  and Controller







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                                               EXHIBIT INDEX


Exhibit No.                 Exhibit


      99.                   Press release announcing that
                            Brunswick Corporation was sued in Federal Court in Minnesota for violation of antitrust laws.